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                                                                    EXHIBIT 99.2

              Consent of Person Named as About to Become a Director

      I hereby consent to my being named in the Registration Statement on Form S-1 of NETGEAR, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

      July 7, 2003

                                             /s/ A. Timothy Godwin
                                             -----------------------------------
                                             Signature

                                             A. Timothy Godwin
                                             -----------------------------------
                                             Name